EXHIBIT 21.1

Subsidiaries of The Kroger Co.

Name	State of Incorporation/Organization
Agri-Products, Inc.	Arkansas
Bluefield Beverage Company	Ohio
Country Oven, Inc.	Ohio
Dillon Companies, Inc.	Kansas
Also Doing Business As:
Baker’s Supermarkets	N/A*
City Market	N/A*
Dillon Food Stores	N/A*
Dillon Stores Division, Inc.	N/A*
Dillon Warehouse	N/A*
Food 4 Less	N/A*
GHC Merchandise Distribution	N/A*
Gerbes Supermarkets	N/A*
Jackson Ice Cream Co.	N/A*
Jackson & Company	N/A*
King Soopers	N/A*
Peyton’s Fountain	N/A*
Dotto, Inc.	Indiana
Embassy International, Inc.	Ohio
Fred Meyer, Inc.	Delaware
Henke & Pillot, Inc.	Texas
Henpil, Inc. (Subsidiary of Rocket Newco, Inc.)	Texas
Inter-American Foods, Inc.	Ohio
Inter-American Products, Inc.	Ohio
J.V. Distributing, Inc.	Michigan
Kessel FP, L.L.C.	Michigan (limited liability company)
Kessel RCD, L.L.C.	Michigan (limited liability company)
Kessel Saginaw, L.L.C.	Michigan (limited liability company)
KPRC, INC.	Ohio
KRGP Inc.	Ohio
KRLP Inc.	Ohio
The Kroger Co. of Michigan	Michigan
Also Doing Business As:
The Apple Orchard Fruit Market	N/A*
Bi-Lo Discount Foods	N/A*
Kessel Pharmacies	N/A*
Kessel Food Markets	N/A*
Kroger Fresh Fare	N/A*
World of Videos, Movies and Much More	N/A*
Kroger Group Cooperative, Inc.	Ohio
Also Doing Business As:
Kroger Group, Inc.	N/A*
KGC, Inc.	N/A*
Michigan Dairy, L.L.C.	Michigan (limited liability company)
Kroger Dedicated Logistics Co.	Ohio

Name	State of Incorporation/Organization
Kroger Limited Partnership I	Ohio (limited partnership)
Also Doing Business As:
Chef’s Choice Catering	N/A*
Foods Plus	N/A*
Hilander Food Stores	N/A*
JayC Food Stores	N/A*
Kentucky Distribution Center	N/A*
Kroger Food Stores	N/A
Kroger Kare Home Infusion	N/A*
Owen’s Supermarket	N/A*
The Pet Food Super Center	N/A*
The Petfood Place	N/A*
Peyton’s Southeastern	N/A*
Ruler Discount Foods	N/A*
Sav-Mor	N/A*
Kroger Limited Partnership II	Ohio (limited partnership)
Also Doing Business As:
Country Oven Bakery	N/A*
Crossroad Farms Dairy	N/A*
Indianapolis Bakery	N/A*
K. B. Specialty Foods	N/A*
Kenlake Foods	N/A*
Pace Dairy of Indiana	N/A*
Peyton’s Northern	N/A*
Winchester Farms Dairy	N/A*
Kroger Management Co.	Michigan
Kroger Texas L.P.	Ohio (limited partnership)
Also Doing Business As:
America’s Beverage Company	N/A*
Vandervoort’s Dairy Food Company	N/A*
MANUCO Incorporated	Ohio
One Holdings, Inc.	Delaware
Also Doing Business As:
Seven Holdings, Inc.	N/A*
Pace Dairy Foods Company	Ohio
Pay Less Super Markets, Inc.	Indiana
Peyton’s-Southeastern, Inc.	Tennessee
Also Doing Business As:
Peyton’s Mid-South Company	N/A*
Supermarket Merchandisers Co.	N/A*
Pontiac Foods, Inc.	South Carolina
Queen City Assurance, Inc.	Vermont
(Subsidiary of The Kroger Co. of Michigan)
RJD Assurance, Inc.	Vermont
Rocket Newco, Inc.	Texas
Southern Ice Cream Specialties, Inc.	Ohio
Ten Holdings, Inc.	Delaware
Three Holdings, Inc.	Delaware
Topvalco, Inc.	Ohio
Two Holdings, Inc.	Delaware
Vine Court Assurance Incorporated	Vermont

Name	State of Incorporation/Organization

Subsidiaries of Dillon Companies, Inc.

Dillon Real Estate Co., Inc.	Kansas
Junior Food Stores of West Florida, Inc.	Florida
Also Doing Business As:
Tom Thumb Food Stores	N/A*
Kwik Shop, Inc.	Kansas
Mini Mart, Inc.	Wyoming
Also Doing Business As:
Loaf ‘N Jug, Inc.	N/A*
Quik Stop Markets, Inc.	California
Royalty Enterprises, Ltd. (Subsidiary of Mini Mart, Inc.)	Colorado
THGP Co., Inc.	Pennsylvania
THLP Co., Inc.	Pennsylvania
THLP, LLC	Ohio (limited liability company)
Turkey Hill, L.P.	Pennsylvania (limited partnership)
Also Doing Business As:
Turkey Hill Dairy, Inc.	N/A*
Turkey Hill Minit Markets	N/A*

Subsidiaries of Fred Meyer, Inc.

Fred Meyer Stores, Inc. (Subsidiary of Fred Meyer, Inc.)	Ohio
CB&S Advertising Agency, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	Oregon
Distribution Trucking Company (Subsidiary of Fred Meyer Stores, Inc.)	Oregon
FM, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	Utah
Fred Meyer (HK) Limited (Subsidiary of Fred Meyer Stores, Inc.)	Hong Kong
Fred Meyer Jewelers, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	California
Also Doing Business As:
Littman Jewelers	N/A*
Barclay Jewelers	N/A*
FMJ, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	Delaware
Also Doing Business As:
Fred Meyer Jewelers Mail Order	N/A*
fredmeyerjewlers.com	N/A*
littmanjewlers.com	N/A*
Smith’s Food & Drug Centers, Inc. (Subsidiary of Fred Meyer, Inc.)	Ohio
Also Doing Business As:
Fry’s Food & Drug Stores	N/A*
Fry’s Marketplace	N/A*
Peyton’s Phoenix	N/A*
Smith’s Marketplace	N/A*
Richie’s, Inc. (Subsidiary of Smith’s Food & Drug Centers, Inc.)	Texas
Smith’s Beverage of Wyoming (Subsidiary of Smith’s Food & Drug Centers, Inc.)	Wyoming

Name	State of Incorporation/Organization
Healthy Options Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Also Doing Business As:
Postal Prescription Services	N/A*
Quality Food Centers, Inc. (Subsidiary of Fred Meyer, Inc.)	Ohio
Hughes Markets, Inc. (Subsidiary of Quality Food Centers, Inc.)	California
Hughes Realty, Inc. (Subsidiary of Hughes Markets, Inc.)	California
Quality Food, Inc. (Subsidiary of Quality Food Centers, Inc.)	Delaware
Quality Food Holdings, Inc. (Subsidiary of Quality Food, Inc.)	Delaware
QFC Sub, Inc. (Subsidiary of Quality Food Holdings, Inc.)	Washington
Second Story, Inc. (Subsidiary of Quality Food Centers, Inc.)	Washington
Food 4 Less Holdings, Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Ralphs Grocery Company (Subsidiary of Food 4 Less Holdings, Inc.)	Ohio
Also Doing Business As:
Food 4 Less	N/A*
Foods Co.	N/A*
Cala Co. (Subsidiary of Ralphs Grocery Company)	Delaware
Bay Area Warehouse Stores, Inc. (Subsidiary of Cala Co.)	California
Bell Markets, Inc. (Subsidiary of Cala Co.)	California
Cala Foods, Inc. (Subsidiary of Cala Co.)	California
Crawford Stores, Inc. (Subsidiary of Ralphs Grocery Company)	California
F4L L.P.	Ohio (limited partnership)
Food 4 Less of Southern California, Inc. (Subsidiary of Ralphs Grocery Company)	Delaware
Alpha Beta Company (Subsidiary of Food 4 Less of Southern California, Inc.)	California
Food 4 Less GM, Inc. (Subsidiary of Alpha Beta Company)	California
Food 4 Less of California, Inc. (Subsidiary of Alpha Beta Company)	California
Food 4 Less Merchandising, Inc. (Subsidiary of Alpha Beta Company)	California